SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC  20549




                                FORM 8-K




                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934




                   Date of Report:     August 8, 1997

                COACHMAN INNS INCOME LIMITED PARTNERSHIP
         (Exact Name of Registrant as Specified in its Charter)

                                DELAWARE
             (State or Other Jurisdiction of Incorporation)

             1-9593                               73-1289509
       (Commission File Number) (I.R.S. Employer Identification No.)

           301 NW 63rd ST., STE. 500 OKLAHOMA CITY, OK  73116
         (Address of Principal Executive Offices)     (Zip Code)

                              (405) 840-4667
         (Registrant's Telephone Number, Including Area Code)

                                  NONE
      (Former Name or Former Address, if Changed Since Last Report)







Item 4.   Changes in the Registrant's Certifying Accountant.

On July 24, 1997 Coachman Inns Income Limited Partnership (the "Partnership"), the registrant, on recommendation and approval of the Board of Directors the General Partner engaged David Young, CPA as the Partnership's Certifying Accountant commencing with the year ended December 31, 1995.

The Partnership's Certifying Accountants, Sartain Fischbein & Company, were replaced by the Partnership on July 24, 1997, after a recommendation by and an affirmative vote of the Board of Directors of the General Partner.

Sartain Fischbein & Company, the former certifying accountants, report on the financial statements for either of the past two years did not contain an adverse opinion nor a disclaimer of opinion, were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and the subsequent interim period up to the date of the change of accountants; there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.







                                SIGNATURES


                                 FORM 8-K

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                  COACHMAN INNS INCOME LIMITED PARTNERSHIP
                              (Registrant)



August 8, 1997      By:/s/  Dennis Bradford
                    Dennis D. Bradford, President
                    Chief Financial Officer